UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022

GZ6G TECHNOLOGIES CORP.
(Exact name of Company as specified in its charter)

Nevada	333-256224	20-0452700
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8925 West Post Road, Suite 102 Las Vegas, NV, NV 89148
(Address of principal executive offices)

(949) 872-1965
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Section 8 – Other Events

Item 8.01 – Other Events

On April 27, 2022, the Company became aware of an unauthorized stock promotion on April 27, 2022, via an email from the OTC Markets.  As a result of the campaign, OTC Markets Group added a stock promotion icon to GZ6G’s trading symbol. Pursuant to OTC’s guidance regarding “Stock Promotion: Best Practices for Issuers,” the Company has conducted a thorough investigation of its management, employees and consultants, and has determined that none have been or are currently involved in the stock promotion, nor has any sold or purchased the Company’s securities within the period leading up to, during, or after the promotional activity.  Additionally, the Company recently participated in a training session regarding information dissemination, led by PondelWilkinson, the Company’s investor relations counsel.
The Company believes that the stock promotion is being run by the following three entities:  StockStreetWire, StockWireNews, and SmallCapFirm, all owned by SWN Media LLC.  The Company had no knowledge of this promotion and has no agreement with any of the three entities, or with SWN Media LLC.  It appears that each of the three entities entered into agreements with Awareness Consulting Network, LLC to publicly disseminate information about GZIC, via website, email, and SMS beginning on 4/26/2022 and ending on 4/27/2022.  SWN Media was paid $2,500 for each dissemination.   The Company has no knowledge of Awareness Consulting Network, LLC and has no agreement with Awareness Consulting Network, LLC.
The Company was not involved, directly, or indirectly, with the creation, distribution, or payment of the promotional materials.  The Company had no editorial control over the published materials or their content. After completing a review of the published materials, the Company does not believe the information provided in the promotional materials is materially misleading.
Section 9 – Financial Statement and Exhibits
Item 9.01 – Exhibits
99.1 Press Release dated May 4, 2022

About GZ6G Technologies:
GZ6G Technologies is the complete enterprise smart solutions provider for large venues and cities. OTCMarkets: (OTCQB: GZIC)
GZ6G Technologies is focused on acquiring smart city solutions, developing innovative products, and overseeing smart cities and smart venues, and modernizing facilities and buildings operations with emerging 5G and Wi-Fi 6 technologies. Target markets include stadiums, airports, universities, and smart city projects.
GZ6G Technologies comprises four departments: Green Zebra Smart Labs: Software planning and development of applications integrated for enterprises, cities, stadiums, universities, commercial, and industrial technologies to optimize user engagement and streamline experiences. Solutions are powered by artificial intelligence, machine learning, data analytics for historical data, operation forecasting, and predictive monetization strategies. Green Zebra Smart Networks: Integrated wireless and IT consulting and infrastructure management for enterprise and mid-size organizations. Green Zebra technical teams will also provide technical support, cybersecurity, and procurement of networking hardware and software for enterprise-level clients. Green Zebra Smart Data: Cloud, hybrid, and on-premise Storage and multilayer security of servers for cloud computing solutions and remote management systems for co-location and hosting options for venues, cities, and customers. Green Zebra Smart Media: full-service marketing and advertising agency for cities, stadiums, and large venues to utilize digital media across the Green Zebra media network. Media trafficking and media placement powered by Green Zebra Labs data analytics and software. Since 2017, GZ6G Technologies is the trusted, smart solutions provider for clients such as Governor’s Island, NY, and the city of New York and the city of West Des Moines, Iowa.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GZ6G TECHNOLOGIES CORP

Date: May 4, 2022	By:	/s/William Coleman Smith
Name: William Coleman Smith
Title: President

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